UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

NANO DIMENSION LTD.
(Name of Registrant as Specified In Its Charter)

MURCHINSON LTD NOMIS BAY LTD. BPY LIMITED EOM MANAGEMENT LTD. JAMES KEYES JASON JAGESSAR CHAJA CARLEBACH MARC J. BISTRICER PINCHOS FRUCHTHANDLER MOSHE ROZENBAUM ELIEZER ELI TARLOW
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Murchinson Ltd., together with the other participants named herein (collectively, “Murchinson”), has filed a definitive proxy statement and accompanying gold proxy card with the Securities and Exchange Commission to be used to solicit proxies for the approval of certain proposals, including the removal and replacement of certain directors, to be presented at the special general meeting of shareholders of Nano Dimension Ltd., a corporation incorporated under the laws of Israel (the “Company”).

On July 16, 2026, Murchinson issued the following Investor Presentation titled “Return Nano Dimension to its Shareholders,” a copy of which is attached hereto as Exhibit 1.